UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020

CONYERS PARK II ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Vanderbilt Beach Rd., Suite 601 Naples, FL		34108
(Address of principal executive offices)		(Zip Code)

(212) 429-2211

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	CPAAU	The NASDAQ Stock Market LLC
Share of Class A common stock included as part of the units	CPAA	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CPAAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is a financial update that Conyers Park II Acquisition Corp. (“CP II”) and Advantage Solutions Inc. (“Advantage”) have prepared related to the proposed business combination (the “Business Combination”) between CP II and Advantage in accordance with the terms of that certain Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among CP II, CP II Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of CP II, Advantage and Karman Topco L.P., a Delaware limited partnership. The Merger Agreement was attached as Exhibit 2.1 to CP II’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 8, 2020.

On October 19, 2020, CP II held a joint conference call (the “Conference Call”) with Advantage to discuss the financial update. Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a transcript of the Conference Call.

Furnished as Exhibit 99.3 hereto is a joint press release issued by CP II and Advantage on October 19, 2020.

The foregoing (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information

CP II filed a definitive proxy statement with the SEC relating to the proposed business combination with Advantage, which has been mailed to its stockholders. This Current Report does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. CP II’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about Advantage, CP II and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of CP II as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

CP II and its directors and executive officers may be deemed participants in the solicitation of proxies from CP II’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in CP II is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of CP II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward Looking Statements

Certain statements in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events or CP II’s or Advantage’s future financial or operating performance, such as statements regarding Advantage’s preliminary financial results for the quarter ended September 30, 2020, the ability to complete the contemplated refinancing transactions on the terms described herein or at all, and the expected timing of, and benefits from, the proposed business combination between CP II and Advantage. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CP II and its management, and Advantage and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited, to approval by CP II’s stockholders of the proposed business combination and satisfaction of other closing conditions relating to the transaction, the impact of the COVID-19 pandemic on Advantage’s business units, Advantage’s estimates of expenses and profitability and other risks and uncertainties set forth in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement filed by CP II with the Securities and Exchange Commission on October 9, 2020.

This Current Report includes preliminary financial information for the fiscal quarter ended September 30, 2020, which is subject to completion of Advantage’s quarter-end close procedures and further financial review. Actual results may differ as a result of the completion of Advantage’s quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Advantage’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Disclaimer

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. Any offering of senior secured notes or other debt securities will be offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act and will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to purchase the notes or any other debt securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Financial Update, dated October 19, 2020.

99.2	Transcript of Conference Call, dated October 19, 2020.

99.3	Press Release, dated October 19, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conyers Park II Acquisition Corp.

Date: October 19, 2020	By:	/s/ Brian K. Ratzan
	Name:	Brian K. Ratzan
	Title:	Chief Financial Officer

Business Combination Update & Preliminary FQ3 2020 Results October 19, 2020 Exhibit 99.1

Disclaimer (1/2) Forward Looking Statements Certain statements in this presentation or accompanying commentary may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or Advantage’s future financial or operating performance, such as statements regarding Advantage’s preliminary financial results for the quarter ended September 30, 2020, the ability to complete the contemplated refinancing transactions on the terms described herein or at all, and the expected timing of, and benefits from, the proposed business combination between Conyers Park and Advantage. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and Advantage and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited, to approval by Conyers Park’s stockholders of the proposed business combination and satisfaction of other closing conditions relating to the transaction, the impact of the COVID-19 pandemic on Advantage’s business units, Advantage’s estimates of expenses and profitability and other risks and uncertainties set forth in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement filed by Conyers Park with the Securities and Exchange Commission on October 9, 2020. This presentation includes preliminary financial information for the fiscal quarter ended September 30, 2020, which is subject to completion of the Company’s quarter-end close procedures and further financial review. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Additional Information and Where to Find It Conyers Park filed a definitive proxy statement with the SEC relating to the proposed business combination with the Company, which has been mailed to its stockholders. Neither this presentation nor the related commentary contains all the information that should be considered concerning the proposed business combination and neither is intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about Advantage, Conyers Park and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of Conyers Park as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108. Participants in the Solicitation Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108. Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Disclaimer (2/2) Non-GAAP Financial Measure and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Adjusted EBITDA and Pro Forma Credit Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Pro Forma Credit Adjusted EBITDA is presented in a manner consistent with the Company’s senior secured credit facilities. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The Company has presented the financial data for the last twelve-month (“LTM”) period ended September 30, 2020 by adding the unaudited results of operations for the nine-month period ended September 30, 2020 to its audited results of operations for the year ended December 31, 2020 and then subtracting the unaudited results of operations for the nine-month period ended September 30, 2019. The financial data for the LTM period ended September 30, 2020 does not comply with GAAP. This presentation and related commentary may also include certain estimates of Adjusted EBITDA and Pro Forma Credit Adjusted EBITDA, including with respect to expected third quarter 2020 results. Due to the high variability and difficulty in making accurate estimates of some of the information excluded from Adjusted EBITDA and Pro Forma Credit Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Advantage is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. Any offering of senior secured notes or other debt securities will be offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act and will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Neither this presentation nor any related commentary shall constitute an offer to sell or the solicitation of an offer to purchase any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Transaction progress and update Preliminary Q3 results to be used in conjunction with debt offering Investment thesis reinforced and remains intact Conyers Park II and Advantage Business Combination

Proxy filed, regulatory approvals received, shareholder vote scheduled for October 27th with closing expected shortly thereafter $700 million PIPE committed in September Commenced refinancing process to replace Advantage’s existing senior secured credit facilities with $2.1 billion of new funded senior secured debt and a $400 million senior secured asset-based revolving credit facility, consistent with the $2.5 billion of committed debt financing disclosed in connection with the business combination Held sell-side analyst information session with coverage initiation by several analysts to occur post-closing Expect to close by the end of October and release final Q3 earnings in mid-November We are Progressing to Close Before Month End

Preliminary Q3 Flash Results


Revenues
$ in millions.
Adjusted EBITDA
$ in millions.
Total Advantage
Y/Y growth
1%
(30%)
(20%)
$879
$642
$784
Q1'20A
Q2'20A
Q3'20E (1)
Y/Y growth
11%
(6%)
(6%)
$106
$112
$136
% margin
12.1%
17.5%
17.4%
Q1'20A
Q2'20A
Q3'20E (1)
Sales Segment
Y/Y growth
11%
(3%)
8%
$508
$460
$542
Q1'20A
Q2'20A
Q3'20E (1)
Y/Y growth
26%
23%
18%
$79
$90
$102
% margin
15.5%
19.6%
18.8%
Q1'20A
Q2'20A
Q3'20E (1)
Marketing Segment
Y/Y growth
(10%)
(59%)
(49%)
$372
$181
$242
Q1'20A
Q2'20A
Q3'20E (1)
Y/Y growth
(17%)
(52%)
(42%)
$28
$22
$34
% margin
7.5%
12.1%
14.2%
Q1'20A
Q2'20A
Q3'20E (1)

Note: The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company's quarter-end close procedures and further financial review and represents the Company's current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company's quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company's independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information

(1) Preliminary Q3 2020E results shown using the mid-point of the Company's disclosed range. Please see the Appendix for further detail.

5

Continued strength and gains in Sales segment Strong center-store / eat-at-home trends remain in place Food service channel remains weak, but beginning recovery European Joint Venture improved but still soft E-commerce (on-line, click-and-collect) business gains continue Marketing segment down substantially, but with improving trends in Q3 versus Q2 Some in-store sampling started in the third quarter Event volume increased from approximately 20,000 events in April to approximately 120,000 in September; still below the nearly 400,000 events in September of last year, but the beginning of a rebound we expect to continue Continue to manage costs with discipline Q3 Preliminary Flash Results Reflect Improvement in Trends

Modeling of business ($475m of 2020E Adj. EBITDA) reflected assumption that COVID-related restrictions would remain in place during the summer and would not likely abate in near-term Assumed some moderate return to Sampling, which did occur and will continue to do so into 2021 As COVID-related restrictions ease and/or a vaccine becomes available we expect to see shifts back to more normalized patterns U.S. Experiential (Sampling), U.S. Food Service, and European JV expected to accelerate, U.S. Center-store likely to moderate Will also capture learnings / upside from COVID which we expect will benefit the business in the future (e.g., real-estate savings, adoption of online grocery pick-up sampling, e-commerce traction) Q3 Results Reinforce Financial Expectations and Investment Thesis

Organic growth via share gains in Sales segment, expansion of marketing segment (experiential, e-commerce) Platform for accretive tuck-in M&A, with focus on new technology and services Attractive entry point given COVID earnings dip in 2020 with strong, full recovery expected over the course of 2021 and 2022 Valuation at 10x Adj. EBITDA attractive versus relevant comparable companies in CPG and business services CPII Remains Excited About Investment and Value Creation Opportunities

Thank you

Preliminary Q3 Flash Results Note: The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company’s quarter-end close procedures and further financial review and represents the Company’s current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. (1) Q3 2020E percentage change is calculated using the mid-point of the Company’s disclosed range. (1)

Preliminary Q3 LTM Flash Results Note: The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company’s quarter-end close procedures and further financial review and represents the Company’s current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Non-GAAP Reconciliation for Historical Periods (1/3)

Non-GAAP Reconciliation for Historical Periods (2/3)

Non-GAAP Reconciliation for Historical Periods (3/3) Note: Dollars in millions. Numerical figures included in this slide have been subject to rounding adjustments Historical management fees paid to existing shareholders and non-cash stock based compensation expense. Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods. Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities. Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief. Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. One-time restructuring activities costs associated with non-recurring reorganization projects. Represents legal settlements that are unusual or infrequent costs associated with our operating activities. Represents costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, professional fees and other related costs.

Exhibit 99.2

Advantage Solutions – Advantage Solutions and Conyers Park II Update Call, October 19, 2020

C O R P O R A T E    P A R T I C I P A N T S

Solebury Trout, Investor Relations

Dave West, Chief Executive Officer, Conyers Park II

Tanya Domier, Chief Executive Officer, Advantage Solutions

P R E S E N T A T I O N

Solebury Trout

Thank you, Operator. Our remarks today will include forward-looking statements under Federal Securities laws. Such forward-looking statements include statements with respect to the estimated timing of the proposed transaction between Conyers Park II and Advantage Solutions, preliminary results of Advantage Solutions for the quarter ended September 30, 2020, and anticipated future operating performance of Advantage Solutions and other remarks regarding Advantage Solutions growth strategy and opportunities such as those in connection with the COVID-19 pandemic. Words such as “may”, “should”, “expect”, “estimate”, “anticipate” and “potential” and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are based on current expectations that are subject to known and unknown risks and uncertainties that could cause actual results or outcomes to differ materially from expectations, and include those risks and uncertainties discussed in the definitive proxy statement filed by Conyers Park II with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date made and, except as required by law, Conyers Park II and Advantage Solutions undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

I’ll now turn the call over to Dave West, CEO of Conyers Park II.

Dave West

Thanks. My name is Dave West, CEO of Conyers Park II, and I’m joined today by Tanya Domier, the CEO of Advantage. We will provide a brief update with respect to the business combination between our two companies.

I’ll start with a brief transaction update, highlighting our progress to closing. Tanya will highlight preliminary Q3 results, which will be used in conjunction with the company’s debt offering, and finally, I’ll close our comments with a review of our continuing investment thesis.

We are progressing to close the transaction by the end of October. Our proxy is filed, regulatory approvals have been received, and our shareholder vote is scheduled for October 27. We have commenced a refinancing process to replace Advantage’s existing senior secured credit facilities, consistent with the $2.5 billion of committed debt financing disclosed in connection with the business combination.

1

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

1-888-562-0262     1-604-929-1352     www.viavid.com

Advantage Solutions – Advantage Solutions and Conyers Park II Update Call, October 19, 2020

We have conducted initial meetings with sell side analysts, expecting coverage initiation post closing.

Finally, we expect to close by the end of October and release final Q3 earnings in mid-November.

With that, I’ll turn it over to Tanya for some color on Q3.

Tanya Domier

Thank you, Dave. I’m Tanya Domier, CEO of Advantage. We put out a press release and posted a slide presentation on the Advantage website that will be filed as an 8-K by Conyers Park. These materials include our preliminary third quarter results, which you’ll find on Page 5 of the presentation materials. I’ll pick up there for those of you that would like to follow along.

Third quarter 2020 revenue is expected to be in the range of $779 million to $789 million. We are pleased to note that this represents sequential growth of about 22% compared to the second quarter of 2020 at the midpoint of the range. On a year-over-year basis, this would be a decline of approximately 20% compared to the third quarter of 2019 using the midpoint of the range, and represents improvement over the 30% decline in revenues for the second quarter of 2020 compared to the second quarter of 2019.

We were especially encouraged that the sequential revenue improvement that we saw in the third quarter was in both the Sales and Marketing segments. And importantly, we saw the parts of our business most negatively impacted by COVID-19 beginning their return to normal operations.

Third quarter 2020 Adjusted EBITDA is expected to be in the range of $134 million to $138 million. This represents sequential growth of approximately 22% compared to the second quarter of 2020, and a decline of approximately 6% compared to the third quarter of 2019, in each case using the midpoint of this range.

We are pleased with the improvement in trends that we saw in the business in the third quarter and it was important to see the beginning of a sequential recovery from the second quarter COVID-driven low.

In our Sales segment, we continue to see strength in our core headquarter sales and merchandising services in traditional channels resulting from increased revenue in both the in-store and e-commerce portions of this business from incremental at-home consumption. This business continues to trend favorably versus both prior year and prior quarter.

We also began to see recovery in the foodservice and international businesses, both improving versus second quarter lows. The improvement in foodservice was driven by increased sales volume as restaurants and education channels slowly began to reopen in the quarter. The improvement in our international business was driven by the easing of COVID-related policy restrictions in Europe that allowed our in-store activities to begin to return to operation.

Momentum in the Marketing segment was driven by the beginning of the relaunch of in-store sampling activity with some of our retail accounts, as well as growth in our digital business.

We temporarily suspended in-store sampling operations in partnership with our retail clients in March. Over the last few months we have seen major accounts eager to bring back sampling, of course, in a measured way that protects health and safety. Several retailers began to bring in-store sampling back to stores in June and we are pleased with the progress we’re making.

2

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

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Advantage Solutions – Advantage Solutions and Conyers Park II Update Call, October 19, 2020

Safety protocols are critical and we have spent considerable time and effort against safety measures to protect our associates and those shopping in-store. Where we have resumed in-store sampling, we have received positive feedback from our retail partners, from shoppers and from the brands that participate in these programs.

Sampling event volume has increased from approximately 20,000 events in April to approximately 120,000 in September. This is still below the nearly 400,000 events of September last year; but this represents a significant rebound and we expect this trend to continue to improve.

In summary, we are pleased that we saw momentum in the Sales and Marketing segments in both the in-store and online components of the business.

While our results are still preliminary, we’re also happy that we continue to be able to manage costs with discipline during this difficult operating environment as the business recovers nicely from the Q2 COVID lows. We expect that this momentum will continue.

Dave?

Dave West

Thanks Tanya.

The company’s preliminary third quarter results are consistent with the financial expectations we had for the business and continue to reinforce our investment thesis. Our modeling of the business reflected the assumption that COVID-related restrictions would remain in place during the summer and would likely not abate in the near term. We assumed some moderate return to sampling, which we saw resume in the third quarter and expect will continue to return into 2021.

As COVID-related restrictions ease and/or a vaccine becomes available, we expect to see shifts back to more normalized patterns of consumer behavior. In this scenario, we would expect the U.S. Sampling, U.S. Foodservice, and European joint venture businesses to accelerate. The U.S. center-store business would likely moderate.

Finally, we believe the management team will capture learnings and ultimately see upside from COVID, benefiting the business in the future. For example, the team has used COVID as a catalyst to rationalize the cost structure, implementing a plan to realize meaningful real estate savings. They’ve also done a good job of serving clients during this difficult operating environment and, as a result, have seen adoption and traction in the online grocery pick-up and e-commerce businesses.

We at Conyers Park remain excited about our potential investment and the value creation opportunities at hand. We believe this is a unique and compelling situation where there are multiple vectors available to us for shareholder value creation.

First is a highly visible path to organic growth. There’s a significant whitespace opportunity to sell new services to existing clients who often enter the business looking for sales services but then add marketing services over time. There’s an opportunity for incremental growth via share gains as well.

The second vector is an attractive reinvestment opportunities in M&A. The team has completed over 60 acquisitions since 2014 at attractive prices and believes there are additional opportunities to grow through M&A, either in new market areas in sales or via additional capabilities in technology.

Third, we believe that we are entering at an opportunistic time with an attractive valuation. We are paying 10x Adjusted EBITDA for Advantage, a meaningful discount to U.S. CPG companies at over 16x, and the 12x to 20x multiples for business services companies.

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Advantage Solutions – Advantage Solutions and Conyers Park II Update Call, October 19, 2020

The temporary COVID impact to earnings sets us up with an artificially low earnings base and with full confidence in outsized growth for the next several years. Oftentimes to get this type of event-driven dip, you need to buy a business which has been mismanaged or has poorly executed its strategy; here, the team and strategy are sound. In fact, in other CPG assets where we’ve done due diligence, we were asked to pay a premium for COVID-related loading that may or may not actually be sustainable.

And finally, we think there is a compelling value realization opportunity from multiple expansion as the business performs and the market learns to better understand the Advantage model. We have a history of underpromising and overdelivering. Rest assured we will apply that approach here as well.

Normally, you may have one or two of these paths to value, but it is very rare to have all four working in an investment as we see here with Advantage.

With that, we will reiterate that we are excited about this combination and look forward to closing at the end of the month. Thank you very much for joining us today.

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Exhibit 99.3

Advantage Solutions and Conyers Park II Provide an Update on Their Planned Combination, Announce Launch of Refinancing and Provide Preliminary Q3 Results

NAPLES, FL, and IRVINE, CA – October 19, 2020 – Conyers Park II Acquisition Corp. (“Conyers Park”), a publicly traded special purpose acquisition company, and Advantage Solutions Inc. (“Advantage” or the “Company”), the leading provider of outsourced sales and marketing services to consumer goods manufacturers and retailers, today provided an update on activities as they move forward with their planned combination, including the announcement of the refinancing process and preliminary results for Advantage for the third quarter of 2020.

Conyers Park management also confirmed that the special meeting of stockholders to approve the pending combination with Advantage will be held at 10 a.m. Eastern Time on Tuesday, October 27th at the offices of Kirkland & Ellis in New York. The consummation of the business combination is expected to follow shortly thereafter, subject to final stockholder approval and satisfaction of other customary conditions.

“We believe Advantage Solutions offers Conyers Park shareholders a great opportunity for future value creation. The company has a long, successful track record in the consumer products industry,” said Jim Kilts, executive chairman of Conyers Park. “We believe that Advantage offers a strong path for future growth given its robust, diverse customer base, excellent management team and opportunities to serve brands and retailers in new ways. We are excited about both the organic and M&A growth prospects for this business and believe the transaction represents a highly attractive valuation for CPAA shareholders.”

Refinancing Underway

In connection with the business combination of Advantage and Conyers Park, Advantage has launched a refinancing process to replace its existing senior secured credit facilities. The refinancing transaction is expected to consist of a combination of senior secured credit facilities and senior secured notes. The refinancing transaction is being led by Bank of America. As previously disclosed, the company has procured committed financing in connection with the transaction. The ultimate timing and terms of such refinancing transactions are subject to market and other conditions. As previously announced, as part of the combination, Conyers Park has also secured commitments of $700 million of equity in a common stock private placement that will be used to pay down existing Advantage debt.

“We are excited to announce that we’ve launched the process to refinance our existing debt as part of our combination with Conyers Park. This transaction will significantly reduce our annual interest expense and enhance our leverage, liquidity and maturity profile, better positioning us to pursue attractive organic and inorganic investment opportunities to build the business for clients, thereby benefitting our shareholders,” said Tanya Domier, chief executive officer.

In connection with the financing transaction, the Company is releasing certain unaudited preliminary third quarter financial results.

Preliminary Third Quarter Financial Results

Third quarter 2020 revenue is expected to be in the range of $779 million to $789 million. This represents a decline of approximately 20% compared to the third quarter of 2019 and sequential growth of approximately 22% compared to the second quarter of 2020, in each case using the mid-point of this range. The 20% decline in revenues for the third quarter of 2020 compared to the third quarter of 2019 is an improvement over the 30% decline in revenues for the second quarter of 2020 compared to the second quarter of 2019.

Third quarter 2020 Adjusted EBITDA is expected to be in the range of $134 million to $138 million. This represents a decline of approximately 6% compared to the third quarter of 2019 and sequential growth of approximately 22% compared to the second quarter of 2020, in each case using the mid-point of this range.

“We are pleased with improving momentum in the third quarter and we believe it represents the beginning of a recovery from the second quarter’s COVID-19 driven decline,” said Tanya Domier. “The sequential revenue improvement we saw in the third quarter was broad-based across both the Sales and Marketing segments and was primarily driven by the parts of our business most negatively impacted by COVID-19 beginning their return-to-normal operations, as well as from continued strength in the other businesses. The momentum in the Sales segment was driven by growth in our traditional channel and e-commerce businesses. Momentum in the Marketing segment was driven by the beginning of the re-launch of in-store sampling activity with certain retail accounts as well as growth in our digital business,” Domier added.

Management expects to formally report full results for the third quarter and provide an update on the business in mid-November.

The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company’s quarter-end close procedures and further financial review and represents the Company’s current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Conference Call Information

At 8:00 AM ET on October 19, 2020, Conyers Park will host an investor teleconference and web presentation to discuss the transaction. The call and webcast can be accessed by dialing (877) 407-4018 (domestic toll-free number) or (201) 689-8471 (international) or by visiting this link.

A replay of the teleconference and webcast will also be available from October 19, 2020 to October 26, 2020. The replay can be accessed by dialing (844) 512-2921 (domestic toll-free number) or (412) 317-6671 (international) and using the replay pin: 13712286 or by visiting this link.

The investor presentation can be found at this link.

Contacts

Investors:

Dave West

CEO

Conyers Park II

Dan Morrison

Senior Vice President, Finance & Operations

Advantage Solutions

Helen O’Donnell

Managing Director

Solebury Trout

investorrelations@advantagesolutions.net

Media:

Will Minton

Vice President, Corporate Marketing

Advantage Solutions

press@advantagesolutions.net

About Advantage Solutions

Advantage Solutions is a leading business solutions provider committed to driving growth for consumer goods manufacturers and retailers through winning insights and execution. Advantage’s data and technology-enabled omnichannel solutions — including sales, retail merchandising, business intelligence, digital commerce and a full suite of marketing services — are designed to help brands and retailers across a broad range of channels drive consumer demand, increase sales and achieve operating efficiencies. Headquartered in Irvine, California, Advantage has offices throughout the United States and Canada and a presence in select markets throughout Africa, Asia, Australia and Europe through which it services the global needs of multinational, regional and local manufacturers. For more information, please visit advantagesolutions.net.

About Conyers Park II Acquisition Corp.

Conyers Park is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its management team is led by James M. Kilts, its executive chairman, and David J. West, its chief executive officer. Mr. Kilts’ and Mr. West’s careers have centered on identifying and implementing value creation initiatives throughout the consumer industry. They have collectively created approximately $50 billion in shareholder value throughout their combined 75-plus year careers in the consumer industry by relying on what Conyers Park believes to be tried-and-true management strategies: cost management and productivity enhancement and reinvesting the savings behind product innovation, marketing and brand building.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or Advantage’s future financial or operating performance, such as statements regarding Advantage’s preliminary financial results for the quarter ended September 30, 2020, the ability to complete the contemplated refinancing transactions on the terms described herein or at all, and the expected timing of, and benefits from, the proposed business combination between Conyers Park and Advantage. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and Advantage and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited, to approval by Conyers Park’s stockholders of the proposed business combination and satisfaction of other closing conditions relating to the transaction, the impact of the COVID-19 pandemic on Advantage’s business units, Advantage’s estimates of expenses and profitability and other risks and uncertainties set forth in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement filed by Conyers Park with the Securities and Exchange Commission on October 9, 2020.

Additional Information and Where to Find It

Conyers Park filed a definitive proxy statement with the SEC relating to the proposed business combination with the Company, which has been mailed to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about Advantage, Conyers Park and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of Conyers

Park as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Participants in the Solicitation

Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108.

Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Non-GAAP Financial Measure and Related Information

This press release includes Adjusted EBITDA, financial measures not presented in accordance with GAAP. They are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Advantage’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This press release also includes certain estimates of Adjusted EBITDA, including with respect to expected third quarter 2020 results. Due to the high variability and difficulty in making accurate estimates of some of the information excluded from Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Advantage is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. Any offering of senior secured notes or other debt securities will be offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act and will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to purchase the notes or any other debt securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.